UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2008

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2008, the Board of Directors (the "Board") of Cooper Tire & Rubber Company, a Delaware corporation (the "Company"), approved and adopted, effective as of September 15, 2008, Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws").

Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Amended and Restated Bylaws of the Company (which were last amended effective as of February 28, 2007) modify the informational requirements of the advance notice provisions for the nomination of candidates for election as Directors of the Company and for the proposal of business to be conducted at meetings of stockholders. As modified, those advance notice provisions now require the proposing or nominating stockholder to provide a description of (1) any derivative positions in any securities of the Company held or owned by such stockholder or certain related persons, (2) any hedging or similar transactions or arrangements with respect to any of the Company’s securities entered into or made by such stockholder or certain related persons, and (3) any voting arrangements relating to the Company’s securities to which such stockholder or certain related persons are a party. The Amended and Restated Bylaws also provide that indemnification rights shall continue as to persons who have ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of such persons' heirs, executors and administrators. The Amended and Restated Bylaws also require additional information about director candidates proposed by stockholders, provide procedures by which directors may be nominated at a special meeting of stockholders, and provide that indemnification rights will continue as to persons who have ceased to be a director, officer, employee or agent of the Company.

The foregoing is a brief description of the amendments contained in the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. This description should be read in conjunction with the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of Cooper Tire & Rubber Company (as amended as of September 15, 2008)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

September 17, 2008	By:	/s/James E. Kline

Name: James E. Kline
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cooper Tire & Rubber Company (as amended as of September 15, 2008)